EXHIBIT 10.2

                           GENERAL SECURITY INSTRUMENT

This General Security Instrument granted the 10th day of October, 2001.

             BY: COMMUNICATE.COM, INC., a corporation incorporated under the laws of Alberta, Canada, and having its principal business office at 1300 - 1090 West Georgia Street, Vancouver, BC, V6E 3V7

             ("Communicate Alberta")

AND BY:
             COMMUNICATE.COM, INC., a corporation incorporated under the laws of Nevada, United States of America and having a business office at 1300 - 1090 West Georgia Street, Vancouver, BC, V6E 3V7

             ("Communicate Nevada")

             (Communicate Alberta and Communicate Nevada are, hereafter, collectively referred to as the "Debtor")

IN FAVOUR OF:

             SIDEN INVESTMENTS LTD., a company having its principal business office at 1729 Acadia Road, Vancouver, BC, V6T 1R2


             (the "Secured Party")


ARTICLE 1 - CREATION OF SECURITY INTEREST

1.1 The Debtor hereby grants to the Secured Party the security interests in the collateral referred to in Section 2.1 hereof, to secure the payment or performance of all obligations, indebtedness and liabilities of the Debtor to the Secured Party, whether incurred prior to, at the time of or subsequent to the execution hereof, including extensions or renewals, and all other liabilities of the Debtor to the Secured Party, direct or indirect, joint, several or both, wheresoever and howsoever incurred and any ultimate unpaid balance thereof, including, without restricting the generality of the foregoing, future advances to the Debtor under fixed or revolving credits established from time to time and letters of credit whether or not drawn upon, issued by the Secured Party with respect to the Debtor.


ARTICLE 2 - COLLATERAL

2.1      The collateral subject to the security interests created herein are:

         2.1.1 ALL OF THE DEBTOR'S PRESENT AND AFTER ACQUIRED PERSONAL PROPERTY AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING INCLUDES:

         (a)      INVENTORY

                  (i) the inventory of the Debtor, including all goods, merchandise, raw materials, work in progress, finished goods, and other tangible personal property now owned or hereafter acquired and held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in the Debtor's business;

                           (hereinafter collectively referred to as "Inventory")

         (b)      EQUIPMENT

                  (i) all machinery, equipment and other tangible personal property now owned or hereafter acquired by the Debtor and not included in the aforesaid security interests described in subsection (a) above, (hereinafter collectively referred to as "Equipment");

                           (hereinafter collectively referred to as "Equipment")

         (c)      ACCOUNTS RECEIVABLE

                  (i) all debts, demands and choses in action which are now due, owing or accruing due or which may hereafter become due, owing or accruing due to the Debtor and all claims of whatsoever nature or kind which the Debtor now has or may hereafter have, including claims against the Crown and claims under insurance policies;

                  (ii) all contracts, securities, bills, notes, lien notes, judgments, chattel mortgages, mortgages, and all other rights and benefits which now are or may hereafter be vested in the Debtor in respect of or as security for any of the said debts, demands, choses in action and claims; and

                  (iii) all books, accounts, invoices, letters, papers and documents in any way evidencing or relating to any of the said debts, demands choses in action and claims;

                           (hereinafter collectively referred to as "Accounts Receivable");

         (d)       INTANGIBLES

                  (i) all intangible personal property now owned or hereafter acquired by the Debtor and not included in the aforesaid security interests, including without limitation all contractual rights, leasehold interests, goodwill, patents, trademarks, tradenames, domain names, copyrights, industrial designs and other industrial or intellectual property or rights therein, under license or otherwise;

                           (hereinafter collectively referred to as
                           "Intangibles");

         (e)      OTHER PERSONAL PROPERTY

                  (i) all of the remaining personal property of the Debtor of every kind now owned or hereafter acquired by the Debtor (except such property as is validly and effectively subject to the foregoing security interests) including documents of title chattel paper, instruments, securities and money;

                           (hereinafter collectively referred to as "Other Personal Property");

         (f)      PROCEEDS

                  (i) all proceeds derived directly or indirectly therefrom including, without limiting the generality of the foregoing, proceeds of sale, lease or other dispositions of any property subject to all of the foregoing security interests, proceeds of a kind similar to the above described items, and money, cheques or deposit accounts in deposit taking institutions;

                           (hereinafter collectively referred to as
                           "Proceeds"); and

         2.1.2    a floating charge in favour of the Secured Party of:

                  (i) all the Debtor's presently owned or held and after acquired or held real, immovable, and leasehold property and all interests therein, and all easements, rights-of-way, privileges, benefits, licences, improvements, and rights whether connected therewith or appurtenant thereto or separately owned or held, including all structures, plant, and other fixtures

                  (hereinafter collectively referred to as "Real Property"); and

                  (ii) all property, assets, and undertakings of the Debtor, both present and future, of whatever nature or kind and wherever situate, and all Proceeds thereof and therefrom,

                  other than any of the Debtor's property, assets, and undertakings otherwise validly and effectively subject to the charges and security interests in favour of the Secured Party created under Subsection 2.1.1 of this Agreement. This charge attaches immediately upon the Debtor acquiring any rights in any of that property.

(All of the foregoing (namely Inventory, Equipment, Accounts Receivable, Intangibles, Other Personal Property, Proceeds and Real Estate) are collectively referred to as the "Collateral")

2.2 Notwithstanding anything else in this Instrument, the Collateral shall not include the last day of any term of years reserved by any lease, verbal or written, or any agreement herefrom, now held or hereafter acquired by the Debtor but the Debtor shall stand possessed of the reversion remaining in the Debtor of any leasehold premises, for the time being demised, as aforesaid, upon trust to assign and dispose thereof as the Secured Party shall direct; and upon any sale of the leasehold premises, or any part thereof, the Secured Party for the purpose of vesting the aforesaid reversion of any such term or any renewal thereof and any purchaser or purchasers thereof shall be entitled by deed or writing to appoint such purchaser or purchasers or any other person or persons a new trustee or trustees of the aforesaid reversion of any such term or any renewal thereof in the place of the Debtor and divest the same accordingly in the new trustee or trustees so appointed freed and discharged from any obligations respecting the same.

2.3 The security interests shall be general and continuing security interests notwithstanding any dealing by the Secured Party with the Debtor or any other person claiming under or with respect to the Debtor or the Collateral, notwithstanding any other title retention agreement, commercial pledge, right of resale, security interest or other encumbrance whatsoever, and notwithstanding that the indebtedness of the Debtor to the Secured Party may be reduced to a nil balance or be repaid and further advances made from time to time.


ARTICLE 3 - SALES IN ORDINARY COURSE OF BUSINESS

3.1 The Debtor shall have no right to sell, lease or dispose of any of the Collateral except for a sale of Inventory in the ordinary course of business upon customary sales terms for value received and then only upon the express condition that on or before delivery to a third party the Debtor shall secure full settlement of the entire purchase price for the Collateral so sold in cash, notes, chattel paper or other property in form satisfactory to the Secured Party. Until the Debtor shall have made settlement with the Secured Party of the full amount due to the Secured Party with respect to all such Collateral sold or disposed of by the Debtor, the Debtor shall aggregate such cash, notes, chattel paper or other property and hold the same in trust for the Secured Party and the Secured Party shall have a security interest therein. The Debtor shall be entitled to transfer such notes or chattel paper free of such trust if at or prior to the time of such transfer the payment due from the Debtor to the Secured Party shall be assured to the satisfaction of the Secured Party.


ARTICLE 4 - WARRANTIES OF DEBTOR

4.1      The Debtor hereby warrants to the Secured Party that:

(a) if it is a corporation then it is duly organized and validly existing under the laws of British Columbia and it is duly qualified to conduct its business in British Columbia, and the execution, delivery and performance hereto are within its corporate powers, have been duly authorized and do not contravene, violate or conflict with any law or the terms of its constating documents or any indenture or agreement to which it is a party;

(b) except for the security interests granted hereby and any expressly permitted security interests having priority over the security interests granted hereby, the Debtor is or will be the owner of, or have an interest in, the Collateral free from any adverse liens, security interest or encumbrances, and agrees that it will defend the Collateral against all claims and demands of all persons, firms or bodies corporate at any time claiming the same or any interest therein; and

(c) the security interests herein are given and taken as additional security for the payment of the monies payable under other security instruments between the Debtor and the Secured Party, and not in substitution therefor.


ARTICLE 5 - UNDERTAKINGS OF DEBTOR

5.1      The Debtor hereby undertakes to:

(a) promptly pay all obligations, indebtedness and liabilities owing to the Secured Party as they become due or are demanded;

(b) maintain the Collateral in good condition and repair and provide adequate storage facilities to protect the Collateral and not permit the value of the Collateral to be impaired, reasonable wear and tear excepted;

(c) not, without the consent in writing of the Secured Party, create any security interest, mortgage, hypothec, charge, lien or other encumbrance upon the Collateral or any part thereof ranking or purporting to rank in priority to or pari passu with the security interests created by this Instrument, except that the Debtor may create a purchase money security interest in Collateral hereafter acquired but only if such interest is perfected and notification thereof is given to the Secured Party pursuant to the provisions of the Personal Property Security Act of British Columbia;

(d) defend the title to the Collateral against all persons, firms or bodies corporate claiming any interest in the Collateral or any part thereof;

(e) not, without the prior written consent of the Secured Party remove the Collateral or any part thereof from the location where the Debtor carries on its business within the Province of British Columbia, except for rentals, machinery demonstrations, repairs and maintenance in the ordinary course of business which shall take place within the said Province;

(f) pay all taxes, assessments, and levies or charges from any source which may be assessed against the Collateral or any part thereof or which may result in a lien against the Collateral or any part thereof and insure the Collateral for loss or destruction by fire, wind storm and such other perils stipulated by the Secured Party in an amount not less than the full insurable value of the Collateral or the amount from time to time hereby secured, whichever is lesser, with appropriate endorsement to secure the Secured Party as its interest shall appear. In the event the Debtor shall fail to provide adequate insurance when required to do so or to pay any of the said taxes, assessments, levies or charges the Secured Party may, without notice, at its option, but without any obligation or liability so to do, procure insurance and pay taxes or other charges and add said sums to the balance of the debt hereby secured or claim from the Debtor immediate reimbursement of such sums;

(g) keep, at the principal place of business of the Debtor, accurate books and records of the Collateral and furnish at the request of the Secured Party from time to time, in writing, all information requested relating to the Collateral or any part thereof and the Secured Party shall be entitled from time to time to inspect the aforesaid Collateral and to take temporary custody of and make copies of all documents relating to Accounts Receivable and for such purposes the Secured Party shall have access to all premises occupied by the Debtor or where the Collateral or any of it may be found;

(h) duly observe and conform to all valid requirements of a governmental authority relative to any of the Collateral and all covenants, terms and conditions upon or under which the Collateral is held;

(i) do, make and execute, from time to time at the Secured Party' request, all such financing statements, further assignments, documents, acts, matters and things as may be reasonably required by the Secured Party of or with respect to the Collateral or any part thereof or as may be required to give effect to these presents, and the Debtor hereby constitutes and appoints the Secured Party or any receiver, manager or receiver-manager appointed by the Court or the Secured Party (all of whom are hereinafter referred to as the "Receiver") as hereafter set out, the true and lawful attorney of the Debtor irrevocably with full power of substitution to do, make and execute all such assignments, documents, act, matters or things with the right to use the name of the Debtor whenever and wherever it may be deemed necessary or expedient;

(j) give immediate notice to the Secured Party in the event of a change of the corporate or trade name of the Debtor; and

(k) pay, on demand of the Secured Party, all reasonable expenses, including solicitor's fees and disbursements and all the remuneration of any Receiver appointed hereunder, incurred by the Secured Party in the preparation , perfection and enforcement of this Instrument.


ARTICLE 6 - MAINTAIN SECURITY INTERESTS

6.1 The Debtor shall pay all expenses and, upon request, take any action reasonably deemed advisable by the Secured Party to preserve the Collateral or to establish, determine priority of, perfect, continue perfected, terminate and/or enforce the Secured Party's interest in it or rights under this Instrument. If the Debtor fails to act as required by this Instrument, the Secured Party are authorized, in the Debtor's name, to take any such action, including without limitation, signing the Debtor's name or paying any amounts so required, and the cost thereof shall be one of the debts and liabilities secured hereunder.


ARTICLE 7 - DEFAULT

7.1 The Secured Party may at its option, in writing, declare the Debtor to be in default under this Instrument and/or may declare the whole or any part of the unpaid balance of any obligations, indebtedness and liabilities secured by this Instrument immediately due and payable if any of the following events occurs:

(a) the Debtor fails to pay when due any of the obligations, indebtedness or liabilities secured by this Instrument;

(b) the Debtor fails to perform any term, condition, provision, covenant or undertaking of this Instrument or any other agreement between the Debtor and the Secured Party;

(c) the Debtor ceases or threatens to cease to carry on its business, commits an act of bankruptcy, becomes insolvent, makes an assignment or bulk sale of its assets, or proposes a compromise or arrangements to its creditors;

(d) any proceeding is taken with respect to a compromise or arrangement or to have the Debtor declared bankrupt or wound up or to have a receiver appointed of any part of the Collateral or if any encumbrancer takes possession of any part thereof;

(e) any execution, sequestration or extent or any other process of any Court becomes enforceable against the Debtor or if any distress or analogous process is levied upon the Collateral or any part thereof;

(f) the occurrence of loss, theft, damage or destruction of the Collateral not covered by adequate insurance containing a loss payable clause for the protection of the Secured Party as its interest may appear;

(g) if the Secured Party in good faith believes upon commercially reasonable grounds, that the prospect of payment or performance on the part of the Debtor of any of its obligations is, or is about to be, impaired or that the Collateral, or any part thereof, is, or is about to be, in jeopardy including danger of being lost, damaged or confiscated.

ARTICLE 8 - ENFORCEMENT AND REMEDIES

8.1

(a) Upon default the security interests granted hereby shall become enforceable and the Secured Party shall have all the rights and remedies available to it under the Personal Property Security Act of British Columbia as amended from time to time as well as any other applicable laws and, but so as not to restrict the generality of the foregoing, the following rights and remedies:

         (i) the Secured Party may appoint by instrument in writing a Receiver of all or any part of the Collateral and remove or replace such Receiver from time to time or may institute proceedings in any Court of competent jurisdiction for the appointment of such a Receiver. Any such Receiver or Receivers so appointed shall have power to take possession of the Collateral hereby charged or to carry on the business of the Debtor and to concur in selling any of such Collateral or any part thereof, and for such purposes to occupy and use any real or personal property of the Debtor without charge therefor for so long as may be necessary;

         (ii) the Secured Party may demand that the Debtor assemble the Collateral or part thereof, in any convenient place designated by the Secured Party and deliver possession of all of the Collateral or part thereof to the Secured Party;

         (iii) the Secured Party may take such steps as it considers necessary or desirable to obtain possession of all or any part of the Collateral, and to that end the Debtor agrees that the Secured Party may by its servants, agents or receiver at any time during the day or night enter upon lands and premises, and if necessary break into houses, buildings and other enclosures where the Collateral may be found for the purpose of taking possession of and removing the Collateral or any part thereof;

         (iv) the Secured Party may seize, collect, realize, borrow money on the security of, release to third parties or otherwise deal with the Collateral or any part thereof in such manner, upon such terms and conditions and at such time or times as may seem to it advisable and without notice to the Debtor (except as otherwise required by any applicable law);

         (v) the Secured Party may charge the Debtor for any expense incurred by the Secured Party (including taxes, insurance, legal, accounting and receiver fees) in protecting, seizing, collecting, realizing, borrowing on the security of, selling or obtaining payment of the Collateral or any part thereof and may add the amount of such sums to the indebtedness of the Debtor;

         (vi) the Secured Party may elect to retain all or any part of the Collateral in satisfaction of the obligations, indebtedness and liabilities of the Debtor to the Secured Party;

         (vii) the Secured Party may grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges, release any part of the Collateral to third parties and otherwise deal with the Debtor, debtors of the Debtor, sureties and others and with the Collateral and other securities as the Secured Party may see fit without prejudice to the liability of the Debtor or the Secured Party's right to hold and realize the Collateral;

         (viii) in the event of the Secured Party taking possession of the Collateral, or any part thereof in accordance with the provisions of this Instrument, the Secured Party shall have the right to maintain the same upon the premises on which the Collateral may then be situate and for the purpose of such maintaining shall be entitled to the free use and enjoyment of all necessary buildings, premises, housing, stabling, shelter and accommodation for the proper maintaining, housing and protection of the Collateral so taken possession of by the Secured Party as aforesaid, and for its servant or servants, assistant or assistants and the Debtor covenants and agrees to provide the same without cost or expense to the Secured Party until such time as the Secured Party shall determine in its discretion to remove, sell or otherwise dispose of the Collateral so taken possession of by it as aforesaid;

         (ix) to facilitate the realization of the Collateral, the Secured Party or its Receiver may carry on or concur in the carrying on of all or part of the business of the Debtor and may, to the exclusion of all others, including the Debtor, enter upon, occupy and use all or any of the premises, buildings, plant and undertaking of the Debtor or occupied or used by the Debtor, and use all or any of the tools, machinery and equipment of the Debtor for such time as the Secured Party or receiver sees fit, free of charge, to manufacture or complete the manufacture of any inventory and to pack and ship the finished product, and the Secured Party or Receiver shall not be liable to the Debtor for any neglect in so doing or in respect of any rent, rent charges, depreciation or damages in connection with such actions;

         (x) the Secured Party may, if it deems it necessary for the proper realization of all or any part of the Collateral, pay any encumbrance, lien, claim or charge that may exist or be threatened against the same and in every such case the amounts so paid together with costs, charges and expenses incurred in connection therewith shall be added to the obligations of the Debtor to the Secured Party at the date of payment thereof by the Secured Party;

         (xi) The Secured Party may sell, lease or otherwise dispose of all or any part of the Collateral, whether by public or private sale or lease or otherwise, in such manner, at such price as can be reasonably obtained therefore and on such terms as to credit and with such conditions of sale and stipulations as to title or conveyance or evidence of title or otherwise as to the Secured Party may seem reasonable, provided that if any sale is on credit the Debtor will not be entitled to be credited with the proceeds of any such sale, lease or other disposition until the monies therefor are actually received; and

         (xii) all monies collected or received by the Secured Party in respect of the Collateral may be applied on account of such parts of the indebtedness and liability of the Debtor as to the Secured Party seem best or may be held unappropriated in a Collateral account or in the discretion of the Secured Party may be released to the Debtor, all without prejudice to the Secured Party' claims upon the Debtor.

(b) The rights and remedies herein conferred upon the Secured Party shall be cumulative and not alternative and shall be in addition to and not in substitution for or in derogation of rights and remedies conferred by the Personal Property Security Act of British Columbia and any other applicable laws.

ARTICLE 9 - WAIVER

9.1

(a) The Secured Party may permit the Debtor to remedy any default without waiving the default so remedied, and the Secured Party may waive any default without having waived any other subsequent or prior default by the Debtor. A waiver shall only be binding on the Secured Party if it has been given in writing.

(b) The Debtor shall not be discharged by any extension of time, additional advances, renewals and extensions, the taking of further security, releasing security, extinguishment of the security interests created herein as to all or any part of the Collateral, the failure to perfect the security or any other act except a release or discharge of the said security interests upon the full payment of the obligations, indebtedness and liabilities secured by this Instrument, including charges, expenses, fees, costs and interest; and

(c) the Debtor waives the right to receive any verification statements or financing statements related to this Instrument.


ARTICLE 10 - NON-LIABILITY OF THE SECURED PARTIES

10.1 The Secured Party shall not be liable or accountable for any failure to seize, collect, realize, sell or obtain payment of the Collateral or any part thereof and shall not be bound to institute proceedings for the purpose of seizing, collecting, realizing or obtaining possession or payments of the same or for the purpose of preserving any rights of the Secured Party, the Debtor, or any other person, firm or body corporate in respect of same. The Secured Party shall use reasonable care in the custody and presentation of Collateral it has taken into its possession and the Debtor hereby agrees that the Secured Party shall not be obliged to preserve any rights against other persons or take any steps to preserve any rights of the Debtor with respect to Other Personal Property including any instrument, security or chattel paper included in the Collateral.


ARTICLE 11 - ADDITIONAL SECURITY

11.1 This Instrument is in addition to and not in substitution for any other agreement between the parties creating a security interest in all or part of the Collateral, and whether heretofore or hereafter made, and the terms of such other agreement or agreements shall be deemed to be continued unless expressly provided to the contrary in writing and signed by the parties.


ARTICLE 12 - ATTACHMENT

12.1 Subject to Section 12.2 the Debtor warrants and acknowledges that value has been given and that the Debtor and the Secured Party intend the security interests created by this Instrument to attach upon the execution of this Instrument and that value has been given and that the Debtor has rights in the Collateral.

12.2 With respect to any part of the Collateral to be acquired by the Debtor after the date hereof, the Debtor warrants and acknowledges that the Debtor and the Secured Party intend the security interests created by this Instrument to attach as soon as the Debtor has rights therein.


ARTICLE 13 - FUTURE ADVANCES

13.1 Nothing herein contained including the execution of this Instrument nor the perfection of any of the security interests contained herein shall obligate the Secured Party to make any advance or future advance or loan or renewal or extension of any indebtedness or liability of the Debtor whatsoever.

ARTICLE 14 - NOTICES

14.1 Notwithstanding anything herein contained and whether or not expressly stipulated herein, every notice or other communication contemplated hereby or otherwise relating hereto shall be in writing. Every notice required or permitted to be communicated hereunder, may be:

(a) served personally by leaving it with the party to whom it is to be communicated;

(b)      communicated by telecopy to the party to whom it is to be communicated;
         or

(c) mailed by pre-paid registered mail (with acknowledgement of receipt requested) to the party to whom it is to be communicated.

If a notice is served personally, it shall be deemed to have been validly communicated to and received by the party to whom it was addressed on the date on which it was delivered. If a notice is communicated by telecopy, it shall be deemed to have been validly communicated to and received by the party to whom it was addressed on the expiry of eight hours after it was transmitted or 9:00 o'clock a.m. (according to the time zone of the party to whom it was addressed) on the day following its transmission, whichever is later. If a notice is mailed as aforesaid, it shall be deemed to have been validly communicated to and to have been received by the addressee thereof on the earlier of the date of its receipt or the eleventh day following the mailing thereof in Canada, provided that no party shall mail any notice during any period during which Canadian postal workers, whether in the whole of Canada, or in any region thereof where a notice is to be communicated, are on strike, are withholding of services or lock-out is threatened or has just been terminated so that, in the result, it may be adversely affected. Any address as provided for in this Section may be changed by written notice as contemplated by this Section, and the respective addresses of the parties hereto for the communication of notice shall be as follows:

As to the Debtors:

1300 - 1090 West Georgia Street
Vancouver, BC
V6E 3V7

Attention:


As to the Secured Party:

c/o Norton Stewart
Business Lawyers
1200 - 1055 West Georgia Street
Vancouver, BC
V6E 3P3

Attention:  Mr. John W. Norton


ARTICLE 15 - HEADINGS

15.1 All headings used in this Instrument have been inserted for convenience of reference only and are not intended to assist in the interpretation of any of the provisions of this Instrument unless expressly referred to in the provisions of this Instrument.

ARTICLE 16 - GENERAL

16.1 The invalidity or unenforceability of any provisions of this Instrument shall not affect the validity or enforceability of any other provision.

16.2 This Instrument shall be interpreted in accordance with the laws of the Province of British Columbia.


ARTICLE 17 - RECEIPT OF COPY

17.1 The Debtor hereby acknowledges receipt of a copy of this Security
Instrument.

ARTICLE 18 - WAIVER

18.1 The Debtor hereby waives the right to receive a copy of any financing statement, financing change statement or verification statement filed or issued in respect of the security interests created by this Instrument.

ARTICLE 19 - ENUREMENT

19.1 This Instrument benefits the Secured Party, its successors and assigns and binds the Debtor and its heirs, executors, personal representatives, successors and assigns.

ARTICLE 20 - MULTIPLE DEBTORS

20.1 If the Debtor consists of more than one entity then the term "Debtor" shall apply to each such entity individually and to all such entities collectively and every covenant, obligation and agreement to be observed and performed by the Debtor in this instrument shall constitute joint and several covenants, obligations, and agreements of each and all of such entities.

IN WITNESS WHEREOF the Debtor has executed this General Security Instrument this day of October, 2001.


COMMUNICATE.COM, INC. (Alberta Corporation)


Per:
      ------------------------------------
         Authorized Signatory



COMMUNICATE.COM, INC. (Nevada Corporation)


Per:  ------------------------------------
         Authorized Signatory